Goldman Sachs Funds

EUROPEAN EQUITY FUND          Annual Report  January 31, 1999

                              Long-term capital growth potential

                              through investments in equity markets

                              located throughout Europe.

                                                            [LOGO]

GOLDMAN SACHS EUROPEAN EQUITY FUND

Market Overview

Dear Shareholder,

Throughout the period under review, events that began in Asia in 1997 continued to impact Europe's equity markets.

- Market Review: Europe's Stocks Fluctuated Along With Investor Confidence -- The arrival of 1998 heralded another step up in the staircase pattern of global equity prices. Worries about contagion from Asia and Japan receded rapidly from the prior months, and the deflationary influence from the East helped cool the European economies, thereby lowering bond yields and increasing equity valuations. Global economic conditions continued to provide a near-ideal background for holders of equity securities.

  In contrast, the second half of the period was marked by a trend of escalating volatility. Political and economic woes in Indonesia, Russia and Brazil affected market performance around the globe, while the continuing weakness of the Japanese yen placed further pressure on the emerging Asian economies. The consequent collapse of several hedge funds further roiled the financial sector, prompting investors to seek security in the form of fixed income investments.

  By period end, equity markets rebounded on renewed confidence that concerted action from the G-7, including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown. Markets were further boosted by encouraging news out of Japan, which appeared to indicate it may finally begin to address its structural problems.

- Market Outlook: Changes In Corporate Europe Provide Means For Upward Momentum -- Although the higher valuations implied by current market levels have yet to be supported by earnings announcements, there is clearly an upward momentum in European equity markets. The potential danger lies in the decoupling of the condition of the economy from the financial strength of the equity markets.

  The fears of a marked economic downturn in Europe appear to have subsided; however, a number of analysts are predicting a lower economic growth rate in 1999 -- approximately 1.5% - 2.0% -- than that seen in 1998. While this level of economic growth is not reflective of a recessionary environment, it may not be strong enough to sustain current valuations. Consequently, there is risk of a downgrade in valuations when a potential slowdown in the economy translates into weaker corporate earnings.

  Offsetting this mildly negative influence is continued merger and acquisition activity, a phenomenon that is likely to continue. The advent of the euro has forced strategic changes in corporate Europe, culminating in large scale mergers in industries as diverse as banking to oil, from the auto sector to paper companies. This is expected to continue and will provide further momentum.

  We encourage you to maintain your long term investment program, and look forward to serving your investment needs in the years ahead.

  Sincerely,

  /s/ David B. Ford                                 /s/ John P. McNulty

  David B. Ford                                     John P. McNulty
  Co-Head,                                          Co-Head,
  Goldman Sachs Asset                               Goldman Sachs Asset
  Management International                          Management International
  February 26, 1999

--------------------

  - NOT FDIC
    INSURED

  - May Lose Value

  - No Bank
    Guarantee

--------------------

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

     Fund Basics
as of January 31, 1999

  Assets Under Management

    $74.9 Million

   Number of Holdings

         43

     NASDAQ SYMBOLS

     Class A Shares

         GSEAX

     Class B Shares

         GSUBX

     Class C Shares

         GSUCX

    Institutional Shares

         GSEIX

      Service Shares

         GEESX

-------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
-------------------------------------------------------------------------------------------
 Inception (October 1, 1998)--  Fund Total Return           FT/S&P Actuaries
 January 31, 1999               (without sales charge)/1/   European Total Return Index/2/

-------------------------------------------------------------------------------------------
Class A                         22.00%                      17.86%
Class B                         21.90%                      17.86%
Class C                         22.00%                      17.86%
Institutional                   22.30%                      17.86%
Service                         22.00%                      17.86%
-------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The FT/S&P Actuaries Europe Index (unhedged) is an unmanaged market capitalization-weighted composite of approximately 750 stocks from 16 countries in Europe. Total returns are calculated without dividends reinvested. In addition, investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN (WITH SALES CHARGE)/3/
----------------------------------------------------------------------------------------------------------------------
For the period ended 12/31/98      Class A          Class B          Class C            Institutional       Service
----------------------------------------------------------------------------------------------------------------------
 Since inception                   10.21%           11.60%           15.60%             16.80%/4/           16.70%/4/
 (10/1/98)
----------------------------------------------------------------------------------------------------------------------

/3/ The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, and the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year) and Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $12.34 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ Cumulative Total Return as of 12/31/98.

-------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 1/31/99
-------------------------------------------------------------------------------
                            % of Total
Company                     Net Assets    Country      Line of Business
-------------------------------------------------------------------------------
Misys PLC                    3.8%         Britain      Business Services
Vodafone Group PLC           3.5%         Britain      Telecommunications
Societe Generale             3.4%         France       Banking, Finance
Vivendi                      3.3%         France       Utility
TNTPost Group NV             3.0%         Netherlands  Business Services
Mannesmann AG                3.0%         Germany      Industrial Machinery
Forenings Sparbanken AB      2.8%         Sweden       Banking
Securitas AB                 2.8%         Sweden       Business Services
Rentokil Initial PLC         2.8%         Britain      Business Services
Bank of Ireland              2.8%         Ireland      Banking
-------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In its absence, performance would be reduced.

GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Overview

Dear Shareholder,

It is a pleasure to welcome you as a shareholder in the Goldman Sachs European Equity Fund.This annual report covers the brief period from October 1,1998,the Fund's inception,through January 31,1999.

  Performance Review

  Over the short time period covered by this report (October 1, 1998 through January 31, 1999), the Fund's Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 22.00%, 21.90%, 22.00%, 22.30% and 22.00%, respectively. Over the same time period, the Fund's benchmark, the FT/S&P Actuaries Europe Total Return Index, generated a cumulative total return of 17.86%.

  The primary reason for the Fund's outperformance relative to its benchmark was a combination of both stock selection and sector asset allocation within Europe.

  Portfolio Composition

  The Fund has predominantly been positioned in strong business franchises within sectors offering long-term structural growth prospects within Europe. Most notably, the Fund is overweight in the business services sector, a highly fragmented and underdeveloped industry with low capital intensity characterized by high returns on investment, strong cash generation and ample reinvestment opportunities. Within this sector the Fund is exposed to a variety of different businesses, including temporary employment, logistics, and security, environmental and postal services.

  The telecommunications and media sectors also feature prominently in the Fund. The Fund's position in telecommunications reflects the unprecedented growth opportunity for cellular telephony in Europe. Penetration rates show no signs of leveling off, and service providers are becoming ever more innovative in delivering value-added services to their customers. In addition, the Fund has exposure in the wire-line sector, which is benefiting from deregulation across European markets and explosive demand from data transmission and Internet services. In the media sector, we believe the Fund invests in businesses with particularly strong franchise value and good cash generative qualities, and where technology is often fundamentally changing business models for the better.

  Although the financials sector is facing unprecedented change and consolidation with the advent of the euro, we also see a number of competitive threats facing the sector, such as transparency of pricing for services. Accordingly, the Fund's exposure in this sector is limited to select banks that we believe possess strong competitive advantages and above-average returns on equity.

  Portfolio Highlights

- TNT Post Group -- TNT Post Group is one of the most efficient postal groups in the world. The company has been proactive in reinvesting its strong cash flow back into the related and synergistic business areas of express parcel delivery and logistics, thereby positioning itself at the forefront of the postal services industry in the run-up to European postal deregulation.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

INVESTMENT
PROCESS OVERVIEW

Goldman Sachs European
Equity Fund's investment
process unites Goldman
Sachs Asset Management's
excellence in research,
portfolio construction and
risk management in a
systematic approach.

      Research Process

          Consumer
        ------------

  Energy, Transport, Utilities
        ------------

        Financials
        ------------

        Industrials

             -
       European List

             -
        Sector View

             -

         Portfolio
       Construction

    - Client Guidelines
    - Risk Analysis

             -
      Optimal Portfolio

             -

       Risk Management

         Performance
         Monitoring &
         Attribution


- Seat Pagine Gialle SpA -- Seat Pagine Gialle, Italy's Yellow Pages publisher, is a business encompassing good growth prospects, opportunities for margin leverage due to restructuring efforts and, above all, extremely strong cash generation. Moreover the company's business model is being fundamentally changed by the advent of the Internet, as it makes the transition into a full service Internet Portal.

- Securitas AB -- Securitas is practically the sole consolidator of the highly fragmented European security services markets, and currently has under 10% of the industry. The business is characterized by strong organic growth, opportunities for differentiation of its services and strong cash generation. Recently, the company acquired Pinkertons in the U.S., marking its first move into the equally highly fragmented U.S. security services market. The move provides an important new opportunity for future growth.

- Olivetti -- Olivetti has radically transformed itself from an industrial conglomerate with heavy involvement in PC manufacturing, into Italy's number two telecommunications services provider. The company's assets include interests in Omnitel, Europe's second largest cellular telephony franchise, with more than 6 million subscribers, and Infostrada, a fixed-line operator that provides both business and residential services at a substantial discount to the fixed-incumbent operator.

  Portfolio Outlook

  Sector positioning is unlikely to change dramatically, as we believe the Fund is positioned to take advantage of growth industries that we expect will become increasingly important components of the benchmark. In particular, mobile telecommunications is expected to remain a prominent feature of the Fund, given the growth profile of this industry, the wide range of investment opportunities and prospects for consolidation on a Europe-wide basis. Moreover, continuing deregulation of the industry throughout Europe is providing a number of new investment opportunities. In addition, we believe the overweight position in the business services sector remains appropriate, given the wide range of relatively loosely correlated investment opportunities we have been able to find, all of which we believe offer strong long term growth prospects.

  Finally, we continue to see restructuring and the drive for shareholder value as recurrent themes throughout Europe and, accordingly, have a number of investments in the Fund that we believe are well positioned to take advantage of these trends.

  We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs European Equity Team

  London
  February 26, 1999

GOLDMAN SACHS EUROPEAN EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                                       1
                          Resources and Relationships

Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                               In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                                Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.



To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and contin-gent deferred sales charges of 5.0% and 1.0% for Class B and C, respectively and at NAV for the Institutional and Service classes) on October 1, 1998 (commencement of operations) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund's benchmark (FT/S&P Europe Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 European Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to January 31, 1999


                                    [GRAPHIC]

                                           Institu-             FT Europe
           Class A    Class B    Class C     tional    Service   Unhedged
           -------    -------    -------   --------    -------  ---------

10/1/98      9,450     10,000     10,000     10,000     10,000     10,000
10/98       10,550     10,550     10,550     10,560     10,550     10,792
11/98       10,350     10,940     10,940     10,960     10,950     11,405
12/98       11,021     11,660     11,660     11,680     11,670     11,867
1/99        11,531     11,690     12,100     12,230     12,200     11,786


   Aggregate Total Return through January 31,
   1999(a)                                      Since Inception
   Class A
   Excluding sales charges                               22.00%
   Including sales charges                               15.31%
 --------------------------------------------------------------
   Class B
   Excluding contingent deferred sales charges           21.90%
   Including contingent deferred sales charges           16.90%
 --------------------------------------------------------------
   Class C
   Excluding contingent deferred sales charges           22.00%
   Including contingent deferred sales charges           21.00%
 --------------------------------------------------------------
   Institutional Class                                   22.30%
 --------------------------------------------------------------
   Service Class                                         22.00%
 --------------------------------------------------------------

 (a) Commenced operations on October 1, 1998.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments
January 31, 1999


  Shares  Description                                                 Value
 Common Stocks - 88.9%
  Belgium - 1.0%
  18,050  Fortis Belgium (Insurance)                             $   716,090
 ---------------------------------------------------------------------------
  Britain - 22.7%
  73,670  British Energy PLC (Utility)                               836,547
  118,500 Capita Group PLC Ord (Building Materials &
          Construction)                                            1,103,788
  109,444 GKN (Industrial Machinery)                               1,350,840
  54,217  Glaxo Wellcome PLC (Pharmaceuticals)                     1,826,435
  79,245  Great Universal Stores PLC (Retail)                      1,015,269
  199,567 Hays PLC (Business Services)                             1,970,565
  268,800 Misys PLC (Business Services)                            2,811,225
  281,070 Rentokil Initial PLC (Business Services)                 2,076,881
  125,400 Select Appointments Holdings PLC (Business Services)     1,407,449
  134,852 Vodafone Group PLC (Utility)                             2,629,823
                                                                 -----------
                                                                  17,028,822
 ---------------------------------------------------------------------------
  Denmark - 1.4%
  15,016  ISS International Service System (Business Services)     1,067,651
 ---------------------------------------------------------------------------
  France - 16.2%
  13,100  Axa (Insurance)                                          1,903,124
  13,095  Dexia France (Banking)                                   2,009,575
  14,065  Elf Aquitaine (Oil & Gas)                                1,525,292
  14,154  Societe Generale (Banking)                               2,542,150
  16,385  ST Microelectronics* (Electronics)                       1,715,422
  8,400   Vivendi (Utility)                                        2,457,835
                                                                 -----------
                                                                  12,153,398
 ---------------------------------------------------------------------------
  Germany - 3.0%
  16,023  Mannesmann AG (Industrial Machinery)                     2,265,839
 ---------------------------------------------------------------------------

  Shares    Description                                            Value
 Common Stocks - (continued)
  Greece - 0.8%
  17,900    Panafon Hellenic Telecom* (Telecommunications)    $   613,040
 ------------------------------------------------------------------------
  Ireland - 2.8%
  91,900    Bank of Ireland (Banking)                           2,063,229
 ------------------------------------------------------------------------
  Italy - 6.5%
  361,000   Olivetti (Telecommunications Equipment)             1,419,869
  1,241,620 Seat Pagine Gialle SpA (Business Services)          1,453,754
  450,000   Seat Pagine Gialle SpA Di Risp shares (Business
            Services)                                             409,230
  235,300   Telecom Italia Mobile SpA (Utility)                 1,602,189
                                                              -----------
                                                                4,885,042
 ------------------------------------------------------------------------
  Netherlands - 10.3%
  25,611    Benckiser NV (Food & Grocery)                       1,518,259
  24,280    Fortis Netherlands (Insurance)                        992,230
  65,724    TNT Post Group NV (Business Services)               2,282,444
  34,900    VNU (Media & Communications)                        1,428,213
  7,390     Wolters Kluwer NV (Media & Communications)          1,461,281
                                                              -----------
                                                                7,682,427
 ------------------------------------------------------------------------
  Portugal - 1.9%
  58,971    Electricidade de Portugal SA (Utility)              1,441,258
 ------------------------------------------------------------------------
  Spain - 4.1%
  83,315    Banco Santander SA (Banking)                        1,610,041
  30,408    Telefonica de Espana SA (Telecommunications)        1,391,293
  608       Telefonica SA (Telecommunications)                     27,826
                                                              -----------
                                                                3,029,160
 ------------------------------------------------------------------------

6 The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND


  Shares  Description                                                Value
 Common Stocks - (continued)
  Sweden - 9.0%
  40,890  Ericsson Telecommunications (Telecommunications
          Equipment)                                            $ 1,107,646
  78,307  ForeningsSparbanken AB (Banking)                        2,081,002
  132,716 Securitas AB (Business Services)                        2,078,666
  89,404  Skandia Forsakring (Insurance)                          1,457,680
                                                                -----------
                                                                  6,724,994
 --------------------------------------------------------------------------
  Switzerland - 9.2%
  3,765   Adecco SA (Business Services)                           1,785,003
  853     Nestle SA (Food & Beverages)                            1,564,004
  1,047   Novartis AG (Pharmaceuticals)                           1,964,836
  4,963   UBS AG (Banking)                                        1,609,567
                                                                -----------
                                                                  6,923,410
 --------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $57,100,221)                                            $66,594,360
 --------------------------------------------------------------------------
 Preferred Stock - 1.7%
  Germany - 1.7%
  18,800  Henkel KGAA--Vorzug, Non-Voting (Chemical Products)   $ 1,292,939
 --------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $1,545,509)                                             $ 1,292,931
 --------------------------------------------------------------------------

  Principal              Interest                       Maturity
  Amount                 Rate                           Date                                Value
 Short-Term Obligation - 14.4%
  State Street Bank & Trust Euro-Time Deposit(a)
  $9,501,948              3.00%                         02/01/99                       $10,815,455
 -------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $10,815,455)                                                                   $10,815,455
 -------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $69,461,185)(b)                                                                $78,702,754
 -------------------------------------------------------------------------------------------------

  Federal Income
  Tax Information:
  Gross unrealized
   gain for
   investments in
   which value
   exceeds cost     $10,112,294
  Gross unrealized
   loss for
   investments in
   which cost
   exceeds value       (870,725)
 -------------------------------
  Net unrealized
   gain               9,241,569
 -------------------------------

  * Non-income producing security.
 (a) Portions of this security are being segregated for extended settlement securities.
 (b) The aggregate cost for federal income tax purposes is $69,461,185.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

    The accompanying notes are an integral part of these financial statements. 7

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments
January 31, 1999

                                            As a % of total
                                                 net assets
  Common and Preferred Stock Industry Classifications
  Banking                                              15.8%
  Building Materials & Construc-
  tion                                                  1.5
  Business Services                                    23.1
  Chemical Products                                     1.7
  Electronics                                           2.3
  Food & Grocery                                        4.1
  Industrial Machinery                                  4.8
  Insurance                                             6.8
  Media & Communications                                3.9
  Oil & Gas                                             2.0
  Pharmaceuticals                                       5.1
  Retail                                                1.4
  Telecommunications                                    2.7
  Telecommunications Equipment                          3.4
  Utilities                                            12.0
 -----------------------------------------------------------
  TOTAL COMMON AND PREFERRED
  STOCK                                                90.6%
 -----------------------------------------------------------

8 The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Assets and Liabilities
January 31, 1999

 Assets:

  Investment in securities, at value (identified cost
  $69,461,185)                                                      $78,702,754
  Cash, at value                                                        671,336
  Receivables:
  Investment securities sold, at value                                  368,970
  Dividends and interest, at value                                       32,442
  Fund shares sold                                                    1,627,308
  Forward foreign currency exchange contracts, at value                  63,264
  Reimbursement from investment adviser                                 127,185
  Other assets, at value                                                  1,851
 -------------------------------------------------------------------------------
  Total assets                                                       81,595,110
 -------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           6,399,200
  Amounts owed to affiliates                                             95,330
  Forward foreign currency exchange contracts, at value                  43,455
  Accrued expenses and other liabilities, at value                      145,300
 -------------------------------------------------------------------------------
  Total liabilities                                                   6,683,285
 -------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                    64,175,338
  Accumulated net investment loss                                      (175,403)
  Accumulated net realized gain on investment, futures and
  foreign currency related transactions                               1,636,616
  Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                   9,275,274
 -------------------------------------------------------------------------------
  NET ASSETS                                                        $74,911,825
 -------------------------------------------------------------------------------

                                                                 Class  Class
                                                        Class A      B      C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)       5,010,975 35,445 48,110
  Net asset value, offering and redemption price per
  share(a)                                               $12.20 $12.19 $12.20
 ----------------------------------------------------------------------------

                                                      Institutional Service
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)           1,041,774     160
  Net asset value, offering and redemption price per
  share                                                      $12.23  $12.20
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $12.91 (NAV per share X 1.0582). At redemption, Class B and Class C shares are sub-ject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

    The accompanying notes are an integral part of these financial statements. 9

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Operations
For the Period Ended January 31, 1999(a)

  Investment income:
  Dividends(b)                                                     $    49,732
  Interest                                                              61,416
 ------------------------------------------------------------------------------
  Total income                                                         111,148
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                      171,505
  Registration fees                                                     99,491
  Distribution and service fees(c)                                      67,483
  Custodian fees                                                        39,038
  Transfer agent fees                                                   26,996
  Professional fees                                                     31,300
  Trustee fees                                                           2,595
  Other                                                                 17,853
 ------------------------------------------------------------------------------
  Total expenses                                                       456,261
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed by Goldman Sachs                        (172,437)
 ------------------------------------------------------------------------------
  Net expenses                                                         283,824
 ------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                 (172,676)
 ------------------------------------------------------------------------------
  Realized and unrealized gain on investment, futures and foreign currency transactions:
  Net realized gain from:
  Investment transactions                                              924,400
  Futures transactions                                                 390,826
  Foreign currency related transactions                                239,880
  Net change in unrealized gain on:
  Investments                                                        9,241,569
  Translation of assets and liabilities denominated in foreign
  currencies                                                            33,705
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency transactions                                     10,830,380
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $10,657,704
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on October 1, 1998.
 (b) Taxes withheld on dividends were $8,835.
 (c) Class A, Class B and Class C had distribution and service fees of $66,759, $387 and $337, respectively.

10 The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Changes in Net Assets


                                                                  For the
                                                                Period Ended
                                                              January 31, 1999
  From operations:
  Net investment loss                                           $     (172,676)
  Net realized gain on investment, futures and foreign cur-
  rency related transactions                                         1,555,106
  Net change in unrealized gain on investments and transla-
  tion of assets and liabilities denominated in foreign cur-
  rencies                                                            9,275,274
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              10,657,704
 ------------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                                 65,352,139
  Cost of shares repurchased                                        (1,098,018)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                                      64,254,121
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    74,911,825
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                       --
 ------------------------------------------------------------------------------
  End of period                                                    $74,911,825
 ------------------------------------------------------------------------------
  Accumulated net investment loss                                  $  (175,403)
 ------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements. 11

GOLDMAN SACHS EUROPEAN EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                             Income from
                                      investment operations(d)       Distributions to shareholders
                                     --------------------------- --------------------------------------
                                                  Net realized
                                                 and unrealized                            From net
                                                    gain on                             realized gain
                                                  investment,                           on investment,
                           Net asset              futures and               In excess      futures
                            value,      Net         foreign       From net    of net     and foreign    Net increase
                           beginning investment currency related investment investment currency related in net asset
                           of period    loss      transactions     income     income     transactions      value
 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced October 1,
  1998)                     $10.00     $(0.03)       $2.23          $ --       $ --          $ --          $2.20
  1999 - Class B Shares
  (commenced October 1,
  1998)                      10.00      (0.02)        2.21            --         --            --           2.19
  1999 - Class C Shares
  (commenced October 1,
  1998)                      10.00      (0.01)        2.21            --         --            --           2.20
  1999 - Institutional
  Shares (commenced Octo-
  ber 1, 1998)               10.00      (0.01)        2.24            --         --            --           2.23
  1999 - Service Shares
  (commenced October 1,
  1998)                      10.00      (0.03)        2.23            --         --            --           2.20

--------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.

12 The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

                                                                Ratios assuming no voluntary waiver
                                                                   of fees or expense limitations
                                                                -----------------------------------



                                                   Ratio of
                        Net assets   Ratio of   net investment      Ratio of                   Ratio of
Net asset               at end of  net expenses    loss to        expenses to             net investment loss          Portfolio
value, end    Total       period    to average   average net      average net               to average net             turnover
of period   return(a)   (in 000s)   net assets      assets           assets                      assets                  rate
  $12.20      22.00%(c)  $61,151       1.79%(b)     (1.19)%(b)                  2.80%(b)                   (2.20)%(b)    70.77%(c)
   12.19      21.90(c)       432       2.29(b)      (1.78)(b)                   3.30(b)                    (2.79)(b)     70.77(c)
   12.20      22.00(c)       587       2.29(b)      (1.83)(b)                   3.30(b)                    (2.84)(b)     70.77(c)
   12.23      22.30(c)    12,740       1.14(b)      (0.33)(b)                   2.15(b)                    (1.34)(b)     70.77(c)
   12.20      22.00(c)         2       1.64(b)      (0.69)(b)                   2.65(b)                    (1.70)(b)     70.77(c)

--------------------------------------------------------------------------------

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs European Equity Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the mean between the closing bid and asked price. Debt securities are valued at prices supplied by an indepen-dent pricing service, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quo-tations are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statement. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book / tax differences that may exist as well as tim-ing differences associated with having different book and tax year ends.

 G. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are generally allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective distribution and service plans. Effective September 1, 1998 each class of shares separately bears its respective class-specific transfer agency fees. Service shares bear all expenses and fees paid to service orga-nizations for their services with respect to such shares.

 H. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, de-pending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When con-tracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), serves as the investment adviser to the Fund. Un-der the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   For the period ended January 31, 1999, the adviser voluntarily agreed to limit certain "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceeded .10% of the average daily net assets of the Fund. Goldman Sachs has reimbursed approximately $172,000 for the period ended January 31, 1999.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $434,000 for the period ended January 31, 1999.
   The Trust on behalf of the Fund, has adopted Distribution and Service
 Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, up to .50%, 1.00%, and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee that is calculated daily and payable monthly at an annual rate as follows: 0.19%
 of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $60,000, $25,000 and $10,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended January 31, 1999, were $94,408,324 and $37,342,015, respectively.
   At January 31, 1999, the Fund had the following outstanding forward foreign currency exchange contracts:

                                           Value on
 Foreign Currency                         Settlement     Current      Unrealized
 Sale Contracts                              Date         Value          Gain
 -------------------------------------------------------------------------------
 Euro
 expiring 2/16/99                           $211,162     $206,449         $4,713
 -------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS      $211,162     $206,449         $4,713
 -------------------------------------------------------------------------------

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999
   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts sold" and "Payable for forward foreign currency exchange contracts purchased" of $63,264 ($58,551 of realized gains relating to forward foreign currency exchange contracts closed but not settled as of January 31, 1999 and $4,713 of unrealized gains relating to open forward foreign currency exchange contracts as detailed in the table above) and $43,455 (comprised of $43,455 of realized losses relating to forward foreign currency exchange contracts closed but not settled as of January 31, 1999), respectively, in the accompa-nying Statement of Assets and Liabilities.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the period ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $81,510 from accumulated net investment loss to accumulated net realized gain on in-vestment, future and foreign currency related transactions and $78,783 from paid-in capital to accumulated net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended January 31, 1999 is as follows:

                       For the Period Ended
                        January 31, 1999(a)

                          Shares      Dollars
 ---------------------------------------------
 Class A Shares
 Shares sold           5,087,352  $53,619,415
 Shares repurchased      (76,377)    (844,311)

                       5,010,975   52,775,104
 ---------------------------------------------
 Class B Shares
 Shares sold              35,445      410,945

                          35,445      410,945
 ---------------------------------------------
 Class C Shares
 Shares sold              48,110      570,630

                          48,110      570,630
 ---------------------------------------------
 Institutional Shares
 Shares sold           1,062,367   10,749,551
 Shares repurchased      (20,593)    (253,707)

                       1,041,774  10,495,844
 ---------------------------------------------
 Service Shares
 Shares sold                 160        1,598

                             160        1,598
 ---------------------------------------------
 NET INCREASE          6,136,464  $64,254,121
 ---------------------------------------------

 (a)The Fund commenced operations on October 1, 1998.

 8. OTHER MATTERS

 As of January 31, 1999, Goldman Sachs Group LP was the beneficial owner of approximately 16% of the outstanding shares of the Fund.
   On January 1, 1999, the European Monetary Union "EMU" introduced a new sin-gle currency, the euro, which will replace the national currencies of the participating member countries. Until 2002, the national currencies will con-tinue to exist, but exchange rates will be tied to the euro. The introduction of the euro is likely to affect all stages of the investment process, includ-ing trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may affect the business or financial conditions of European issuers or of a Portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among participating nations, currency risk be-tween the euro and the U.S. dollar remains a factor.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- European Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs European Equity Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related state-ment of operations, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs European Equity Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs
European Equity Fund

                    An Investment Idea for the Long Term

                    History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invest only in U.S. stocks.

                    Goldman Sachs European Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth through investments in equity securities of European countries.

                    Target Your Needs

                    The Goldman Sachs European Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.(*) (Please note: in general, greater returns are associated with greater risk.)


                    ----------------------------------------------------------

                    Goldman Sachs Funds

                    Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles,asset classes and security capitalizations.



                    INTERNATIONAL EQUITY
                  - Goldman Sachs
                    European
                    Equity
                    Fund


                    DOMESTIC
                    EQUITY

                    FIXED
                    INCOME

                    MONEY
                    MARKET


[LEFT ARROW] Lower Risk/Return                  Higher Risk/Return [RIGHT ARROW]

                              ASSET ALLOCATION
                                 SPECIALTY



For More Information

To learn more about the Goldman Sachs European Equity Fund and other Goldman Sachs Funds, call your investment professional today.

/*/ The exchange privilege is subject to termination and its terms are subject to change.

   GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK,
                                NEW YORK 10004



TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse H. Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Anne E. Marcel, Vice President
Mary P. McPherson                      Nancy L. Mucker, Vice President
Alan A. Shuch                          John M. Perlowski, Treasurer
Jackson W. Smart, Jr.                  Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                    Michael J. Richman, Secretary
Richard P. Strubel                     Howard B. Surloff, Assistant Secretary
                                       Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's, European Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with high risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.





Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
March 31, 1999                                                  EUROPEAR/9K/3-99